UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.)

135 East Maumee Street Adrian, Michigan (Address of principal executive office)	49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.      Other Event.

        The Corporation’s Board of Directors has authorized (but not mandated) the repurchase of shares of the Corporation’s common stock, for an aggregate purchase price of $250,000 in the balance of calendar year 2006. Pursuant to this authorization, the Corporation may repurchase shares from time to time in open market transactions or privately negotiated transactions at the Corporation’s discretion, subject to market conditions and other factors.

        As of November 10, 2006, the Corporation had 731,408 shares of common stock outstanding.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 28, 2006	PAVILION BANCORP, INC. (Registrant) By: /s/ Mark D. Wolfe —————————————— Mark D. Wolfe Chief Financial Officer